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EXHIBIT 10.31
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ASSET PURCHASE AGREEMENT

	This Asset Purchase Agreement is made and entered into as of the 29th day of October, 1999, by and between CyberHighway of North Georgia, Inc., a Georgia corporation ("Seller"), and USURF America, Inc., a Nevada corporation ("Buyer").

	WITNESSETH:

	WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain of the assets of Seller used in connection with a portion of Seller's business, including the good will associated therewith;

	NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.	THE ASSETS

	1.1	Asset Purchase.  Subject to the terms and conditions of this
Agreement, and in reliance on the representations and warranties contained in this Agreement, Seller hereby sells to Buyer, and Buyer hereby purchases from Seller, free and clear of all liabilities, liens and encumbrances, all of the assets described in Exhibit "A" attached hereto and incorporated herein by this reference (the "Assets").

	1.2	Liabilities.  Except as set forth in Exhibit "B" attached hereto and incorporated herein by this reference, Buyer does not assume, nor does
Buyer agree to assume, pay, discharge or perform any obligations, liabilities, including, without limitation, taxes, duties, levies or imposts of any nature and description owed by Seller or accrued against
Seller as of the date of this Agreement and as of Closing, or commitments of Seller, including, but not limited to, any equipment or real estate leases, obligations, contractual or otherwise, except as to the contracts assigned hereunder, or obligations of any kind to present or former employees, sales representatives and independent contractors.

	Further, Seller hereby indemnifies and holds Buyer harmless as to any and all liabilities, claims, loss or damage arising out of the operations of the Internet Service Provider business conducted under the name
"CyberHighway of North Georgia" carried on by Seller prior to the Closing and, in the event of any suit or other proceeding related to any such liability, claim, loss or damage, Seller shall provide, at its sole expense, a defense thereto. Notwithstanding anything to the contrary contained in the foregoing provisions, Buyer hereby indemnifies and holds harmless Seller as to any and all loss incurred by Buyer as to any liability arising under the liabilities assumed by Buyer and listed on Exhibit "B" and/or Exhibit "D" attached hereto.

II.	PRICE AND PAYMENT

	2.1	Purchase Price.  The purchase price for the Assets is Two Hundred
Twelve Thousand Dollars ($212,000), payable as described in paragraph 2.3.
The entire amount of the purchase price shall be paid by Buyer to Seller at the Closing. In the event that, for any reason a closing does not occur, Buyer shall not be obligated to make any payment to Seller.

	2.2	Allocation of Purchase Price.  The purchase price may be allocated among the Assets by Buyer, in its sole discretion.

	2.3	Manner of Payment.  The payment for the Assets acquired under this
Agreement shall be made by delivery of 53,000 shares of its $.0001 par value common stock (the "Acquisition Stock"), which shares shall be valued at $4.00 per share.

III.	FURTHER AGREEMENTS

	3.1	Registration Rights.  Seller, as the recipient of the shares of
Acquisition Stock to be delivered by Buyer hereunder, shall have the registration rights with respect to its shares of the Acquisition Stock as are set forth in the form of Registration Rights Letter Agreement (the "Registration Agreement") attached hereto as Exhibit "C". Buyer agrees and undertakes that it shall, with all reasonable diligence, prepare, file and pursue to effectiveness a registration statement which shall include, in part, all of the shares of the Acquisition Stock as required by the Registration Agreement.

	3.2	Assignment of Certain Contracts.  Seller shall assign to Buyer all of its rights in and to the contracts attached hereto as Exhibit "D" and incorporated herein by this reference, which contracts are related to the portion of Seller's business being purchase by Buyer.

IV.	THE CLOSING

	4.1	Closing.  The closing under this Agreement shall be held at the offices of Seller, at the hour of 2:00 p.m., on September 29, 1999, or at such other time or place as the parties may agree upon in writing (the "Closing" or the "Closing Date").

	4.2	Deliveries.

		A.	At the Closing, Seller shall deliver the following:

			1.	A Bill of Sale and Assignment, in the form of Exhibit "E" attached hereto, duly executed;

			2.	An Agreement Not to Compete, in the form of Exhibit "F" attached hereto, duly executed;

			3.	A Confidentiality Agreement, in the form of Exhibit "G" attached hereto, duly executed;

			4.	A Certificate of the President of Seller, in the form of Exhibit "H"
attached hereto, duly executed;

			5.	An opinion of counsel of Seller, in the form of Exhibit "K" attached hereto;

			6.	An opinion of counsel, addressed to Seller, to the effect that Seller shall have complied with the bulk sale laws of the State of Georgia; and

			7.	Any and all consents of third parties required to be obtained by Seller.

		B.	At the Closing, Buyer shall deliver the following:

			1.	A certificate evidencing 53,000 shares (the Acquisition Stock) of the
$.0001 par value common stock of Buyer;

			2.	A Registration Agreement, in the form of Exhibit "C" attached hereto, duly executed;

			3.	An Agreement Not to Compete, in the form of Exhibit "F" attached hereto, duly executed;

			4.	A Confidentiality Agreement, in the form of Exhibit "G" attached hereto, duly executed;

			5.	A Certificate of the President of Buyer, in the form of Exhibit "I"
attached hereto, duly executed; and

			6.	An opinion of counsel of Buyer, in the form of Exhibit "L" attached hereto.

	4.3	Further Deliveries . Each party agrees that, at any time and from time to time after the Closing, it shall, upon the request of the other, do, execute, acknowledge and deliver or will cause to be done, executed, acknowledged or delivered all such further acts, assignments, transfers, powers of attorney, documents or assurances as may be required for final and complete implementation of the transactions contemplated herein.

V.	REPRESENTATIONS AND WARRANTIES OF SELLER

	Seller hereby makes the following representations and warranties, all of which shall be made as of and shall be true on, the Closing Date, and all of which shall survive the Closing Date:

	5.1	Organization.  Seller is a corporation duly organized and existing under the laws of the State of Georgia and is in good standing, and has the power and authority to own its properties and carry on its business in the manner in which such business is conducted.

	5.2	Authorization for Agreement.  The execution, delivery and performance of this Agreement by Seller, in accordance with the terms and provisions of this Agreement, have been duly authorized by appropriate action by the board of directors of Seller.

	5.3	Power to Perform.  Seller has full power, right and authority to enter into this Agreement and to perform its obligations under this Agreement, and this Agreement is the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms.

	5.4	Title to Purchased Assets. The Assets shall be owned by Seller and transferred and sold to Buyer on the Closing Date, free and clear of any liens, claims or encumbrances.

	5.5	Assignability of Contracts.  Seller represents and warrants that the contracts assigned to Buyer (Exhibit "D") are assignable without the consent of the other contracting party or parties, or that any consents necessary have been obtained.

	5.6	Winding Up of Seller.  Seller represents and warrants that, as soon as practicable following the Closing hereunder and after it disposes of the remaining portion of its Internet Service Provider business, it will wind up its affairs and will not, in any manner, engage in business as an
Internet Service Provider.  In this regard, Seller represents and warrants that it is actively seeking a purchaser for the remaining portion of its
Internet Service Provider business not being acquired by Buyer.

	5.7	Cooperation of Seller.  Seller represents and warrants that it will assist and cooperate in the transfer of the Assets to Buyer and with
Buyer's attorneys, accountants and other agents as is necessary for Buyer to comply with applicable provisions of the Securities Act of 1933, as amended (the "'33 Act"), and the Securities Exchange Act of 1934 (the "'34
Act"), including the rules and regulations promulgated thereunder.

	5.8	Receipt of Disclosure.  Seller hereby represents and warrants that it has received and reviewed all of the following documents with respect to
Buyer: (a) Annual Report on Form 10-KSB for the year ended December 31,
1998, (b) Quarterly Report on Form 10-QSB for the period ended March 31,
1999, (c)  Quarterly Report on Form 10-QSB for the period ended June 30,
1999,  (d) Current Report on Form 8-K/A, date of event reported: January
29, 1999, and (e) Current Report on Form 8-K, date of event reported: July
6, 1999.  With respect to such information, Seller further represents and warrants that it has had an opportunity to ask questions of, and to receive answers from, the officers of Buyer.

	5.9	Representations Relating to Acquisition Stock.  Seller represents and warrants to Purchaser that the shares of Acquisition Stock being acquired pursuant to this Agreement are being acquired for its own account and for investment and not with a view to the public resale or distribution of such shares and further acknowledges that the shares of Acquisition Stock being issued have not been registered under the '33 Act or any state securities law and are "restricted securities", as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission, and must be held indefinitely, unless they are subsequently registered or an exemption from such registration is available.

	5.10	Consent to Legend.  Seller consents to the placement of a legend restricting future transfer on the share certificates representing the Acquisition Stock delivered hereunder, which legend shall be in the following, or similar, form:

	"THE STOCK REPRESENTED BY THIS CERTIFICATE HAS BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THE STOCK MAY NOT BE TRANSFERRED
WITHOUT REGISTRATION EXCEPT IN TRANSACTIONS EXEMPT FROM SUCH REGISTRATION."

VI.	REPRESENTATIONS AND WARRANTIES OF BUYER

	Buyer hereby makes the following representations and warranties, all of which shall be made as of, and be true on, the Closing Date, and all of which shall survive the Closing Date:

	6.1	Corporate.  Buyer is a corporation duly organized and existing under the laws of the State of Nevada and is in good standing, and has the power and authority to own its properties and carry on its business in the manner in which such business is to be conducted.

	6.2	Authorization for Agreement.  The execution, delivery and performance of this Agreement by Buyer in accordance with the terms and provisions of this Agreement have been duly authorized by appropriate corporate action of
Buyer.

	6.3	Power to Perform.  Buyer has full power, right and authority to enter into this Agreement and to perform its obligations under this Agreement, and this Agreement is the legal, valid and binding obligation of Buyer and is enforceable against Buyer in accordance with its terms.

	6.4	Non-disclosure of Customer Information.  Buyer represents and warrants, for itself and for its wholly-owned subsidiary, CyberHighway, Inc., an Idaho corporation, that it shall not, at any time following the closing under this Agreement, disclose to any third party any information regarding any of Seller's customers associated with Seller's Internet
Service Provider business in Demorest, Georgia.

VII.	CONDITIONS TO CLOSING

	7.1	Conditions to Buyer's Obligations.  The obligations of Buyer under this Agreement are subject to the occurrence at or before the Closing Date of the following conditions:

		A.	Seller's representations and warranties shall be true and correct in all material respects as of the Closing Date, and Seller shall have performed and complied with all agreements and conditions of this Agreement to be performed or complied with by Seller before or at the Closing.

		B.	It is expressly understood and agreed that Buyer's obligation to consummate the Closing is conditioned upon the occurrence of each of the events described below at or prior to Closing (which may be waived by Buyer):

			1.	The delivery of an opinion of counsel, addressed to Seller, to the effect that Seller shall have complied with the bulk sale laws of the State of Georgia;

			2.	The execution and delivery of an Agreement Not to Compete, in the form attached hereto as Exhibit "F";

			3.	The execution and delivery of a Confidentiality Agreement, in the form attached hereto as Exhibit "G"; and

			4.	The delivery of an opinion of counsel of Seller, in the form of
Exhibit "K" attached hereto.

	7.2	Conditions to Seller's Obligations.  The obligations of Seller under this Agreement are subject to the occurrence at or before the Closing Date of the following conditions:

		A.	Buyer's representations and warranties shall be true and correct in all material respects as of the Closing, and Buyer shall have performed and complied with all agreements and conditions of this Agreement to be performed or complied with by Buyer before or at the Closing;

		B.	Buyer shall have delivered a certificate representing the Acquisition
Stock, as required in Section 2.3.

		C.	Buyer shall have delivered a duly executed Registration Agreement, in the form of Exhibit "C" attached hereto.

		D.	The delivery of an opinion of counsel of Buyer, in the form of Exhibit
"L" attached hereto.

VIII.	MISCELLANEOUS

	8.1	Sales and Related Taxes.  Any income, sales, purchase, documentary recording, transfer or use tax under the law of any state, county, city or subdivision thereof, which may be due as a result of the transfer of the Assets under this Agreement, shall be paid by Seller.

	8.2	Governing Law.  This Agreement shall be governed by, interpreted under and construed in accordance with the laws of the State of Georgia.

	8.3	Arbitration.  In the event of any dispute between the parties arising out of the performance of this Agreement, both Seller and Buyer agree to settle said dispute through the American Arbitration Association (the
"Association") at the Association's Dallas, Texas, offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment can be obtained on any such award in any court of competent jurisdiction.  It is expressly agreed that the arbitrators, as part of their award, can award attorney's fees to the prevailing party.

	8.4	Binding Effect.  All of the terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective parties, together with their agents, officers, directors, employees, successors, legal representatives and assigns.

	8.5	Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to its subject matter.

	8.6	Amendments.  No modification, amendment, discharge or change of this
Agreement, except as otherwise provided herein, shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, amendment, discharge or change is sought.

	8.7	Notices.  All notices, demands, requests and other communications under this Agreement shall be in writing and shall be deemed properly served when received if delivered by hand or messenger service with proof of receipt of the party to whose attention it is directed, or three business days after deposit in the U.S. Mail, postage prepaid, if forwarded via registered U.S. Mail:

		If to Buyer:       USURF America, Inc.
                               Attention: David M. Loflin
                               8748 Quarters Lake Road
                               Baton Rouge, Louisiana 70809

		with a copy to:    Newlan & Newlan, Attorneys at Law
                              819 Office Park Circle
                              Lewisville, Texas 75057

		If to Seller:     CyberHighway of North Georgia
                              Attention: Anthony Woodall
                              101 Demorest Square, Suite D
                              Demorest, Georgia 30585

		with a copy to:   Winslow H. Verdery, Jr., Esquire
                              P.O. Box 1556
                              Cornelia, Georgia 30531

	or such other address as may be designated in writing to the other parties from time to time.

	8.8	Assignment.  Neither Seller nor Buyer may assign this Agreement or any of their respective rights, nor delegate any of their respective duties or obligations hereunder, without the prior written consent of the other party.

	8.9	Public Announcements.  Buyer shall have the exclusive right to issue a press release or otherwise make any public statements with respect to the transactions contemplated by this Agreement.

	8.10	Termination of Agreement with CyberHighway, Inc.  Upon consummation of the transaction contemplated hereby, Buyer shall cause CyberHighway,
Inc., a wholly-owned subsidiary, to deliver to Seller a letter stating that that certain License Agreement, dated as of December 15, 1997, between
CyberHighway, Inc. and Seller with respect to Seller's Gainesville,
Georgia, operations (the "Gainesville Agreement"), is terminated; provided, however, that Buyer shall not be required to cause CyberHighway, Inc. to deliver such letter, should Seller not be current in its payment obligations under the Gainesville Agreement.

	8.11	Sale of Remaining Assets; Termination of Agreement with CyberHighway,
Inc.  Upon consummation of the transaction contemplated hereby, Buyer shall cause CyberHighway, Inc. to deliver to Seller a letter stating that
CyberHighway, Inc. will not object to the sale of Seller's Habersham
County, Georgia-related assets to a third party and that CyberHighway, Inc.
will agree to terminate that certain License Agreement, dated as of
December 15, 1997, between CyberHighway, Inc. and Seller with respect to
Seller's Demorest, Georgia, operations (the "Demorest Agreement"), upon the closing of any such sale of assets by Seller, except that CyberHighway,
Inc. will agree, if the buyer of such remaining assets of Seller desires, to maintain, at such buyer's expense, the circuit to its Boise, Idaho,
Network Operations Center, through and including February 29, 2000;
provided, however, that Buyer shall not be required to cause CyberHighway,
Inc. to deliver such letter, should Seller not be current in its payment obligations under the Demorest Agreement.

	IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement as of the date first written above.


                           USURF AMERICA, INC.
ATTEST:


/s/ Waddell D. Loflin      By: /s/ David M. Loflin
Waddell D. Loflin               David M. Lofin
Secretary                       President

                           CYBERHIGHWAY OF NORTH GEORGIA, INC.
ATTEST:


/s/ Grady E. Brooks, Jr.   By: /s/ Anthony Woodall
Grady E. Brooks, Jr.            Anthony Woodall
Secretary                       President